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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  July 20, 2004
                                (Date of report)

                    CARACO PHARMACEUTICAL LABORATORIES, LTD.
           --------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              Michigan                                0-24676                             38-2505723
-------------------------------------    ----------------------------------    ----------------------------------
  (State or other jurisdiction of            (Commission file number)           (I.R.S. employer identification
           incorporation)                                                                    no.)



                1150 Elijah McCoy Drive, Detroit, Michigan 48202
           --------------------------------------------------------
                    (Address of principal executive offices)

                                 (313) 871-8400
           --------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
           --------------------------------------------------------
          (Former name or former address, if changed since last report)





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

c)       Exhibits.

         Exhibit No.       Description

         99.1 Press Release of Caraco Pharmaceutical Laboratories, Ltd., dated July 20, 2004 announcing second quarter of 2004 results of operations.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On July 20, 2004, registrant announced its results of operations for the quarter ended June 30, 2004, as set forth in the press release included as
Exhibit 99.1 hereto, which is incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    CARACO PHARMACEUTICAL LABORATORIES, LTD.


        Date:    July 20, 2004             By:   /s/ Jitendra N. Doshi
                                                 -----------------------------
                                                 Jitendra N. Doshi
                                                 Chief Executive Officer



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                                  EXHIBIT INDEX


         99.1 Press Release of Caraco Pharmaceutical Laboratories, Ltd., dated July 20, 2004 announcing second quarter of 2004 results of operations.










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